UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 13, 2005

Mooney Aerospace Group, Ltd.
(Exact name of registrant as specified in its charter)

Delaware	0-21749	95-4257380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

165 Al Mooney Road, North, Kerrville, TX	78028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (830) 896 - 6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01	Other Events

See attached press releases.

9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated April 13, 2005.

99.2	Press release dated April 13, 2005.

99.3	Press release dated April 13, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOONEY AEROSPACE GROUP, LTD.

Dated: April 19, 2005	By	/s/ J. Nelson Happy
J. Nelson Happy President, Secretary, and Vice Chairman - Board of Directors

INDEX OF EXHIBITS

Exhibit Number	Description

99.1	Press release dated April 13, 2005.

99.2	Press release dated April 13, 2005.

99.3	Press release dated April 13, 2005.